TRANSAMERICA PRINCIPIUMSM III

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement Dated May 24, 2017

to the

Prospectus dated May 1, 2017

Effective as of the date of this supplement, the following hereby replaces the Separate Account Annual Expenses table in the FEE TABLE AND EXPENSE EXAMPLES section:

Annual Service Charge(4)	$0-$50
Separate Account Annual Expenses (as a percentage, annually, of average separate account value)(5):
Mortality and Expense Risk Fee	0.70%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.85%
Optional Separate Account Expenses:
Return of Premium Death Benefit	0.15%
Annual Step-Up Death Benefit	0.35%
Access Rider	0.35%
Fund Facilitation Fee	0.30%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses	1.85%
Optional Death Benefit Riders:
Additional Death Distribution (annual charge based on policy value)	0.25%
Additional Death Distribution + (annual charge based on policy value)	0.55%

The following is added to the NOTES TO FEE TABLE AND EXPENSES EXAMPLES, Separate Account Expenses:

Fund Facilitation Fee: This daily fee is applied only to policy value in the subaccounts invested in:

Fund	Annualized Fee %
AB Balanced Wealth Strategy Portfolio - Class B; State Street Total Return V.I.S. Fund - Class 3	0.20%
TA International Equity Index - Service Class; TA U.S. Equity Index - Service Class	0.15%

We charge a fund facilitation fee in order to make certain subaccounts available as investment choices under the policies. We apply the fee to subaccounts that invest in underlying funds that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of subaccounts that we specify.

Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses: This reflects the base separate account expenses, the Annual Step-Up Death Benefit fee, the Fund Facilitation Fee, and Access Rider, but does not include any annual Optional Rider Charges. The death benefits are mutually exclusive.

The following is added to the EXPENSES section of the prospectus:

Fund Facilitation Fee

We charge a fund facilitation fee in order to make certain subaccounts available as investment options under the policies. We apply the fee to subaccounts that invest in underlying funds that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of subaccounts that we specify.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Principium III dated May 1, 2017